EXHIBIT 4.3

              PROPERTY PURCHASE AGREEMENT MADE BETWEEN THE COMPANY,
          IMA EXPLORATION INC. AND INVERSIONES MINERAS ARGENTINAS S.A.
                               DATED MARCH 6, 2003








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        DATED: March 6, 2003

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       BETWEEN:


                              IMA EXPLORATION INC.

       AND:

                       INVERSIONES MINERAS ARGENTINAS S.A.

                                                          OF THE FIRST PART

       AND:

                           AMERA RESOURCES CORPORATION

                                                          OF THE SECOND PART


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                           PROPERTY PURCHASE AGREEMENT


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                              SALLEY BOWES HARWARDT
                            Barristers and Solicitors
                      Suite 1750, 1185 West Georgia Street
                             Vancouver, B.C. V6E 4E6
                                 (604) 688-0788


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         THIS PROPERTY PURCHASE AGREEMENT dated for reference and made effective as of the 6th day of March, 2003.

BETWEEN:

           IMA EXPLORATION INC. ("IMA") of Suite 709, 837 West Hastings Street, Vancouver, Province of British Columbia, Canada


AND:

           INVERSIONES MINERAS ARGENTINAS S.A. ("IMASA") of Av. Ignacio De la Roza 670 (E) San Juan, San Juan Province, 5400 Argentina

           (IMA and IMASA, collectively, the "Vendors")

                                                               OF THE FIRST PART

AND:

           AMERA RESOURCES CORPORATION ("AMERA"), of Suite 1750, 1185 West Georgia Street, Vancouver, Province of British Columbia, Canada

          (the "Purchaser")

                                                              OF THE SECOND PART

WHEREAS:

A. IMA is a valid and subsisting corporation, duly incorporated and in good standing under the laws of the Province of British Columbia;

B. IMASA is a valid and subsisting corporation, duly incorporated under the laws of the Republic of Argentina and is a wholly owned subsidiary of IMA;

C. AMERA is a valid and subsisting corporation, duly incorporated and in good standing under the laws of the Province of British Columbia;

D. IMASA is the beneficial and recorded owner of a 100% interest in those certain mineral properties described in Schedule "A" appended hereto (the "Property");

C. The Vendors wish to sell and the Purchaser wishes to purchase the Property on the terms hereinafter provided;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained the parties hereto covenant, agree, represent and promise each with the other as follows:

1. The Vendors agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Vendors the Property, subject to the terms and conditions of this Property Purchase Agreement (the "Agreement");

2. In consideration of and for the sale of the Property:

     (i) the Purchaser shall, within five (5) business days of receipt of acceptance for filing of this Agreement (the "Approval Date") by the TSX Venture Exchange (the "Exchange") and by any other regulatory authority having jurisdiction, issue and deliver to IMA Five Hundred



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                                      -2-

          Thousand (500,000) fully paid and non-assessable common shares in the capital stock of the Purchaser (the "Shares"); and

     (ii) the Purchaser shall, in the event that a decision is made to place the Property acquired hereunder, or any portion thereof, into commercial production, pay to IMA in respect thereof, a bonus consisting of a cash payment of US$250,000, payable within ten (10) business days from the date the commercial production decision is made; and

     (iii)the Vendors shall retain a three (3%) percent Net Smelter Returns Royalty, calculated in the manner set out in Schedule "B" appended hereto, in respect of the Property.

3. The Vendors warrant and represent that:

     (a) Each of the Vendors is a body corporate, duly incorporated, validly existing and currently in good standing under the laws of their respective jurisdiction of incorporation with full power and absolute authority and capacity to enter into this Agreement and to carry out the transaction contemplated hereby;

     (b) they are the beneficial and recorded owners of a 100% interest in the Property;

     (c) the Property is free and clear of all liens, charges, encumbrances and royalties, save and except for the Net Smelter Returns Royalty described in paragraph 2(iii) hereof;

     (d) they have the sole right to convey their interest in the Property to the Purchaser notwithstanding any prior act; and

     (e)  the Purchaser shall enjoy quiet possession of the Property.

4. The Purchaser warrants and represents that it is a body corporate, duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia with full power and absolute authority and capacity to enter into this Agreement and to carry out the transaction contemplated hereby, subject only to the acceptance for filing of this Agreement by the Exchange and by any other regulatory authority having jurisdiction, and the filing of a notice of exempt distribution with the British Columbia Securities Commission for the issuance of the Shares.

5. The Vendors agree to grant, assign, convey and transfer unto the Purchaser all their right, title and interest in and to the Property by good, proper and sufficient conveyance to the Purchaser, its successors or assigns, to and for its and their sole and only benefit and use forever, subject only to the requirements of such mining laws relating to the Property in force from time to time within the jurisdiction in which the Property is located.

6. The Vendors agree, for the purpose of registering the transfer to the Purchaser of their 100% interest in the Property, to execute and deliver to the Purchaser forthwith upon the Approval Date, Bills of Sale or such other documents as are necessary to effect the transfer of their 100% interest in the Property to the Purchaser.

7. The Vendors acknowledge and agree that the Shares will be subject to the following resale restrictions:

     (a) in accordance with the provisions of the SECURITIES ACT (British Columbia) and applicable rules and regulations, a twelve (12) month hold period from the date of distribution of the Shares restricting resale of the Shares during that time, except as may be otherwise permitted by applicable securities laws, including qualification by way of Prospectus, and the Shares will bear a legend to this effect; and

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                                      -3-


     (b) in accordance with the policies of the Exchange, a four (4) month hold period from the date of distribution of the Shares, and the Shares will bear a legend to this effect.

8. The parties hereto agree to execute such further documents and deeds and to give such assurances as may be necessary to fully implement this Agreement.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective successors and assigns.

10. This Agreement shall be governed and interpreted in accordance with the laws of the Province of British Columbia.

11. This Agreement contains the whole agreement between the parties and there are no warranties, representations, terms, conditions, or collateral agreements, whether express, implied or otherwise, other than as expressly set forth in this Agreement.

12. The invalidity of any particular provision of this Agreement shall not affect any other provision herein, and in such event, this Agreement shall be construed as if such invalid provision was omitted.

13. Words of the singular number and masculine gender shall include words of the plural number, feminine or neuter genders, or firms and corporations, and vice versa.

         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of and from the day and year first above written.


IMA EXPLORATION INC.                   INVERSIONES MINERAS
                                       ARGENTINAS S.A.



Per:   /s/ WILLIAM LEE                 Per:  /s/ ISABEL CHIARANTANO
    --------------------------             -------------------------------
    Authorized Signatory                   Isabel Chiarantano, Director


AMERA RESOURCES CORPORATION

c/s

Per: /s/ NIKOLAOS CACOS
    --------------------------
    Nikolaos Cacos,
    President and CEO



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         THIS IS SCHEDULE "A" TO THE PROPERTY PURCHASE AGREEMENT DATED
         FOR REFERENCE AND MADE  EFFECTIVE AS OF THE 6TH DAY OF MARCH,
         2003  BETWEEN  IMA  EXPLORATION  INC.,   INVERSIONES  MINERAS
         ARGENTINAS S.A. AND AMERA RESOURCES CORPORATION


                             DESCRIPTION OF PROPERTY


     -------------------------------------------------------------------------------------------------------
         NAME OF CATEO                RECORDATION DATE              FILE NUMBER             HECTARES
     -------------------------------------------------------------------------------------------------------
     Lago Pico                       July 15, 2002               13893-02                   10,000
     -------------------------------------------------------------------------------------------------------
     Loma Alta                       July 15, 2002               13894-02                   10,000
     -------------------------------------------------------------------------------------------------------
     Ruta 17                         July 24, 2002               13897-02                    4,180
     -------------------------------------------------------------------------------------------------------




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         THIS IS SCHEDULE "B" TO THE PROPERTY PURCHASE AGREEMENT DATED
         FOR REFERENCE AND MADE  EFFECTIVE AS OF THE 6TH DAY OF MARCH,
         2003  BETWEEN  IMA  EXPLORATION  INC.,   INVERSIONES  MINERAS
         ARGENTINAS S.A. AND AMERA RESOURCES CORPORATION


                           NET SMELTER RETURNS ROYALTY


1. As additional consideration the Purchaser acknowledges and agrees that its interest in the Property shall be subject to a royalty or charge in the amount of three percent of Net Smelter Returns in favour of the Vendors.

2. For the purpose of this Agreement, "Net Smelter Returns" shall mean the actual proceeds received by the Purchaser from a smelter or other place of sale or treatment with respect to all ore removed by the Purchaser from the Property as evidenced by its returns or settlement sheets after deducting from the said proceeds all freight or other transportation costs from the shipping point to the smelter or other place of sale or treatment but without any other deduction whatsoever.

3. Net Smelter Returns due and payable to the Vendors hereunder shall be paid within thirty (30) days after receipt of the said actual proceeds by the Purchaser.

4. Within ninety (90) days after the end of each financial year of the Purchaser during which the Property, or any portion thereof, was in commercial production, the records relating to the calculation of Net Smelter Returns during that financial year shall be audited and any adjustments shall be made forthwith. The audited statements shall be delivered to the Vendors who shall have sixty (60) days after receipt of such statements to question in writing their accuracy and, failing such question, the statements shall be deemed correct.

5. The Vendors or their representatives duly appointed in writing shall have the right at all reasonable times, upon written request, to inspect such books and financial records of the Purchaser as are relevant to the determination of Net Smelter Returns and at their own expense, to make copies thereof.